Exhibit 99.1

MVB Financial Corp. Names New Board Member
BillGO Co-Founder and CEO Dan Holt Joins Board

(FAIRMONT, W.Va.) Dec. 21, 2017 - The Board of Directors of MVB Financial Corp. (Nasdaq: MVBF) today announced the appointment of Dan Holt as a Member of its Board of Directors, effective immediately.

Holt is Co-Founder and CEO of BillGO, a bill payment engine that offers real-time payments, revenue and automation to payment providers. Under his leadership, BillGO has become the top bill payments engine in the financial industry.

“I welcome Dan to the MVB Financial Corp. family and look forward to working with him to help propel MVB on its growth journey,” said Larry F. Mazza, President and CEO, MVB Financial Corp. “Dan brings with him to the Board fintech expertise that will serve us well as that sector continues to bring fast-paced change to the banking industry.”

After serving eight years in the U.S. Air Force, Holt held several leadership positions in Silicon Valley. For eight years, his team at HEIT built the leading cloud services company for the financial industry. Upon its acquisition, Holt led CSI’s technology and services as President and General Manager. During his tenure, CSI became the largest secure banking cloud for community banks and credit unions.

Holt has served on boards for Allied Payment Network, Dragnet Solutions and Community Funded, and he mentors students in Colorado State University’s Entrepreneurship Program. He earned certifications as a Project Management Professional, Certified Information Systems Security Professional and GIAC Systems and Network Auditor. He is also part of the Fed Secure Payments Task Force. Holt holds a bachelor’s degree from the University of Maryland and an MBA from Colorado State University.

“We welcome Dan as a Director, and know his strong background will assist MVB as we continue to expand geographically and in complexity in an ever-changing fintech environment,” said Stephen R. Brooks, Chair, MVB Financial Corp. Board of Directors.

Holt’s Board term is subject to the approval of the shareholders of MVB at the 2018 annual meeting.

About MVB Financial Corp.

MVB Financial Corp. (“MVB Financial” or “MVB”), the holding company of MVB Bank, is publicly traded on The Nasdaq Capital Market® under the ticker “MVBF.”

MVB is a financial holding company headquartered in Fairmont, W.Va. Through its subsidiary, MVB Bank, Inc., and the bank’s subsidiary, MVB Mortgage, the company provides financial services to individuals and corporate clients in the Mid-Atlantic region.

Nasdaq is a leading global provider of trading, clearing, exchange technology, listing, information and public company services.

For more information, please visit ir.mvbbanking.com.

Forward-looking Statements

MVB Financial Corp. has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this Press Release.  These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties.  Forward-looking statements include information concerning possible or assumed future results of operations of the Company and its subsidiaries.  When words such as "believes," "expects," "anticipates," "may," or similar expressions occur in this Press Release, the Company is making forward-looking statements.  Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Press Release. Those factors include, but are not limited to: credit risk, changes in market interest rates, inability to achieve merger-related synergies, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this announcement is subject to change.